SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2008

Northern States Power Company

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

000-31387	41-1967505
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Mpls, MN	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 3, 2008, the Board of Directors of Northern States Power Company, a Minnesota corporation, approved the addition of a new Section 4.17 to its Bylaws entitled “Delegation of Duties” to provide authority to the named officers to delegate their signatory authority.

Item 9.01. Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description

3.02	Bylaws of Northern States Power Company, as amended on August 21, 2000 and June 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern States Power Company
(a Minnesota corporation)

/s/ Cathy J. Hart
Cathy J. Hart
Vice President and Corporate Secretary

June 6, 2008